Exhibit 32.2

SPENDSMART NETWORKS, INC.

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of SpendSmart Networks, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett Schnell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2017	/s/ Brett Schnell
Brett Schnell
Chief Financial Officer